Exhibit 10.4

AMERIPRISE FINANCIAL

FORM OF AWARD CERTIFICATE

for

Name of Employee

NON-QUALIFIED STOCK OPTION AWARD (“NQSO”)

Number of Shares Subject to the NQSO	Award Date	Exercise Price	Percentage of Shares Subject to Vesting	Vesting Dates[1]	Expiration Date
XXXXX	XXXXX	XXXXX			XXXXXX

This non-qualified stock option (the “NQSO”) is subject to the terms and conditions set forth in this Certificate, the Ameriprise Financial 2005 Incentive Compensation Plan (the “Plan”) and the Ameriprise Financial Long-Term Incentive Award Program Guide (the “LTIA Guide”).  All terms and provisions of the Plan and the LTIA Guide, as the same may be amended from time to time, are incorporated herein and made part hereof as if stated herein.  If any provision hereof and of the Plan or the LTIA Guide shall be in conflict, the terms of the Plan or the LTIA Guide, as applicable, shall govern.  All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Plan.  The NQSO shall be exercisable only in accordance with the provisions of this Certificate, the Plan and the LTIA Guide and shall have a term of no more than 10 years from the Award Date.

The NQSO is exercisable only by you and may not be assigned, sold, pledged, hypothecated, transferred or otherwise disposed of in any manner other than as provided in this Certificate, the Plan or the LTIA Guide, subject to rules adopted by the Committee from time to time.  The NQSO can be exercised by your beneficiaries after your death.

The granting of this NQSO, or any prior or future award, is neither a contract nor a guarantee of continued employment; the continuation of your employment is and always will be at the discretion of the Company.  The granting of this NQSO is a one-time discretionary act and it does not impose any obligation on the Company to offer future awards of any amount or nature. The continuation of the Plan and the grant of future awards is a voluntary act completely within the discretion of the Company, and the Plan is subject to termination at any time.

1   The vesting schedule generally provides for vesting over a 4-year period.  In any event, the vesting schedule shall provide for vesting over a period of no less than 2 years from the Award Date.